FIRY Reports Second Quarter 2026 Results

LAS VEGAS, August 13, 2026 -- Firy Inc. (NYSE: FIRY) (“FIRY” or the “Company”), formerly Skillz Inc., today reported unaudited financial results for the second quarter ended June 30, 2026.

Second Quarter 2026 Financial Highlights (Unaudited):
•Revenue of $31.0 million
•Gross profit of $27.1 million
•Net loss of $24.5 million
•Adjusted EBITDA1 loss of $2.7 million, excluding litigation expense
•Paying monthly active users (PMAUs)2 of 117 thousand
•Average revenue per PMAU (ARPPU)3 of $59.1
•Total operating expenses (which does not include cost of revenue) of $48.6 million

"Q2 2026 was, without question, the most consequential period in the Company's recent history," said FIRY CEO Andrew Paradise. "We completed our rebrand to FIRY and advanced the transition from turnaround to growth. Consolidated revenue of $31.0 million rose 6% sequentially and 23% year over year, led by RZR, which passed $10 million in quarterly revenue for the first time and delivered its fourth consecutive profitable quarter. In July, the court rejected each of Papaya Gaming's post-trial challenges and entered judgment of $719 million in disgorgement of unjust profits, plus approximately $10 million in fees and costs. Papaya has since sought a court-supervised payment arrangement in Israel and filed a Chapter 15 petition in Delaware. We intend to pursue the legal rights available to the Company with respect to the Papaya judgment, and will share additional commentary on our call on Friday."

Alex Walsh, FIRY CFO, added, "Our Q2 results demonstrated that the business is moving forward, fueled by RZR's revenue growth and strong operating leverage. Excluding litigation expense, Adjusted EBITDA loss narrowed to $2.7 million from $7.1 million in the first quarter, a 63% sequential improvement. In August we announced the redemption of $80 million of debt, leaving approximately $50 million outstanding, and we are in active dialogue on alternatives to further strengthen our capital structure. We believe we have significant unrecognized value that should be considered, including federal net operating loss carryforwards of approximately $702 million and state net operating loss carryforwards of approximately $280 million, an additional $15 million still to be collected from the Avia Games settlement, our owned Las Vegas building, and our 10% interest in Exit Games."

1. Adjusted EBITDA is a non-GAAP metric; for a reconciliation of each measure against its most comparable GAAP metric, please see the section titled “Use of Non-GAAP Financial Measures” in this press release.
2. “Paying Monthly Active Users” or “PMAUs” means the number of end-users who entered into a paid contest hosted on Skillz’ platform at least once in a month, averaged over each month in the period.
3. “Average Revenue per PMAU” or “ARPPU” means the average revenue in a given month divided by PMAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.

Investor Conference Call
FIRY will host a live conference call at 9 a.m. ET on August 14, 2026. To access the call, please register using the following link:

https://events.q4inc.com/analyst/932259116?pwd=5OMBJhd4

After registering, an email will be sent, including dial-in details and a unique conference call access code and PIN required to join the live call. Access to the live audio webcast of the discussion in listen-only mode will also be available at investors.firy.com.

A replay of the webcast will be archived on the Company’s investor relations website.

About Firy Inc.
FIRY is a global holding company built to fuel business potential. Through its growing portfolio, including Skillz, RZR and Beamable, FIRY operates at the intersection of content, identity, commerce and performance marketing. By leveraging first-party data, enterprise-scale infrastructure and scalable operating systems, FIRY enables scalable growth while maintaining a disciplined focus on capital efficiency and long-term value creation.

Use of Non-GAAP Financial Measures
In this press release, the Company includes Adjusted EBITDA, which is a non-GAAP performance measure that the Company uses to supplement its results presented in accordance with U.S. GAAP. The Company’s management believes Adjusted EBITDA is useful in evaluating its operating performance and is a similar measure reported by publicly-listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. By providing this non-GAAP measure, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s profitability for the periods presented. Non-GAAP operating expense is also included in this press release, which is a non-GAAP financial measure. The Company’s management believes non-GAAP operating expense is useful to investors and analysts as a supplement to its financial information prepared in accordance with GAAP for analyzing operating performance and identifying operating trends in its business. The Company uses non-GAAP operating expense internally to facilitate period-to-period comparisons and analysis in order to make operating decisions. As required by the rules of the Securities and Exchange Commission (the “SEC”), the Company has provided herein a reconciliation of Adjusted EBITDA and non-GAAP operating expense to the most directly comparable measures under GAAP. Adjusted EBITDA and non-GAAP operating expense are not intended to be substitutes for any U.S. GAAP financial measures and, as calculated, may not be comparable to other similarly titled financial measures of other companies in other industries or within the same industry.

The Company defines and calculates Adjusted EBITDA as net income (loss), excluding interest income (expense), net; change in fair value of common stock warrant liabilities; other income (expense), net; provision for (benefit from) income taxes; depreciation and amortization; stock-based compensation expense and related payroll tax expense; and certain other non-cash or non-recurring items impacting net loss from time to time, including, but not limited to charges related to impairment of goodwill and long-lived assets, litigation accruals, loss contingency accruals, gain on extinguishment of debt, gains from litigation settlements, restructuring charges and one-time nonrecurring expenses, as they are not indicative of business operations. The Company defines and calculates Adjusted EBITDA, less litigation expense as Adjusted EBITDA excluding litigation expense.

The Company defines and calculates non-GAAP operating expense as GAAP operating expense adjusted for stock-based compensation and other special items determined by management, which may include, but are not limited to acquisition-related expenses for transaction costs, certain loss contingency accruals and restructuring charges, as they are not indicative of business operations.

Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the Company’s actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to, the ability of FIRY to: sustain profitability if FIRY’s revenue continues to decline; effectively compete in the global entertainment and gaming industries; attract and retain successful relationships with the third party developers who develop and update the games hosted on Skillz’ platform; drive brand awareness with end users; issues in the development and use of artificial intelligence and machine learning; invest in growth and development of employees; comply with laws, regulations and expectations applicable to its business, including with respect to cybersecurity and corporate governance matters; mitigate the commercial, reputational and regulatory risks to our business; remediate during fiscal year 2026 certain non-fully remediated material weaknesses in our internal controls over financial reporting. Additional factors that may cause such differences include other risks and uncertainties indicated from time to time in the Company’s SEC filings, including those under “Risk Factors” therein, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that the Company makes from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that the Company believes to be reasonable as of this date. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Contacts

Investor Contact:
ir@firy.com
or
Richard Land / Devon Chase
Alliance Advisors Investor Relations
FIRY_IR@allianceadvisors.com

Media Contact:
comms@firy.com

Firy Inc.
Consolidated Statements of Operations and Comprehensive Loss (Unaudited)
(in thousands, except for number of shares and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue	$30,992	$25,214	$60,097	$47,111
Costs and expenses:
Cost of revenue	3,911	3,220	7,508	6,184
Research and development	6,888	4,840	11,951	9,658
Sales and marketing	13,592	16,431	30,875	34,436
General and administrative	28,168	16,706	47,580	35,789
Gain from litigation settlement	—	—	(7,500)	(7,500)
Total costs and expenses	52,559	41,197	90,414	78,567
Loss from operations	(21,567)	(15,983)	(30,317)	(31,456)
Interest expense, net of interest income	(2,424)	(1,321)	(4,704)	(2,392)
Other (expense) income, net	(388)	(637)	(229)	(1,196)
Loss before income taxes	(24,379)	(17,941)	(35,250)	(35,044)
Provision for (benefit from) income taxes	96	(19)	170	20
Net loss	$(24,475)	$(17,922)	$(35,420)	$(35,064)

Loss per share attributable to common stockholders:
Basic	$(1.52)	$(1.16)	$(2.22)	$(2.21)
Diluted	$(1.52)	$(1.16)	$(2.22)	$(2.21)
Weighted average shares outstanding:
Basic	16,074,260	15,491,239	15,953,829	15,888,064
Diluted	16,074,260	15,491,239	15,953,829	15,888,064

Other comprehensive income:
Foreign currency translation gain	1,530	—	604	—
Total other comprehensive income	1,530	—	604	—
Total comprehensive loss	$(22,945)	$(17,922)	$(34,816)	$(35,064)

Firy Inc.
Consolidated Balance Sheets (Unaudited)
(in thousands, except for number of shares and par value per share amounts)

	June 30,	December 31,
	2026	2025
Assets
Current assets:
Cash and cash equivalents	$163,991	$194,513
Accounts receivable, net of allowance for credit losses of $258 as of June 30, 2026 and December 31, 2025	18,693	14,412
Prepaid expenses and other current assets	6,283	7,553
Total current assets	188,967	216,478
Non-current assets:
Property and equipment, net	21,020	20,776
Operating lease right-of-use assets, net	3,771	1,082
Non-marketable equity securities	52,768	52,768
Restricted cash, non-current	1,000	1,000
Other non-current assets	4,169	1,351
Total non-current assets	82,728	76,977
Total assets	$271,695	$293,455
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$5,558	$9,713
Operating lease liabilities, current	837	465
Current portion of long-term debt	128,646	127,589
Other current liabilities	51,862	42,944
Total current liabilities	186,903	180,711
Non-current liabilities:
Operating lease liabilities, non-current	3,104	665
Other non-current liabilities	264	259
Total non-current liabilities	3,368	924
Total liabilities	190,271	181,635
Commitments and contingencies (Note 8)
Stockholders’ equity:
Preferred stock $0.0001 par value; 10.0 million shares authorized — no shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively	—	—
Common stock $0.0001 par value; 31.3 million shares authorized; Class A common stock – 25.0 million shares authorized; 20.1 million and 19.3 million shares issued; 13.0 million and 12.2 million outstanding as of June 30, 2026 and December 31, 2025, respectively; Class B common stock – 6.3 million shares authorized; 3.4 million shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively	1	1
Additional paid-in capital	1,249,882	1,245,462
Accumulated other comprehensive income (loss)	233	(371)
Accumulated deficit	(1,127,086)	(1,091,666)
Treasury stock at cost, 7.1 million and 7.1 million shares as of June 30, 2026 and December 31, 2025, respectively	(41,606)	(41,606)
Total stockholders’ equity	81,424	111,820
Total liabilities and stockholders’ equity	$271,695	$293,455

Firy Inc.
Consolidated Statement of Cash Flows (Unaudited)
(in thousands)

	Six Months Ended June 30,
	2026	2025
Operating Activities
Net loss	$(35,420)	$(35,064)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,711	361
Stock-based compensation	9,776	9,912
Accretion of unamortized debt discount and amortization of debt issuance costs	1,057	939
Non-cash lease expense	369	85
Provision for (recoveries of) bad debt	1	(8)
Changes in operating assets and liabilities:
Accounts receivable, net	(4,282)	(4,080)
Prepaid expenses and other assets	1,302	9,567
Accounts payable	(4,137)	(1,184)
Operating lease liabilities	(247)	(10,658)
Other accruals and liabilities	8,262	(1,611)
Net cash used in operating activities	(21,608)	(31,741)
Investing Activities
Purchases of property and equipment	(82)	(1,840)
Capitalization of software development costs	(1,890)	(1,588)
Asset acquisitions	(2,240)	—
Net cash used in investing activities	(4,212)	(3,428)
Financing Activities
Principal payments on finance leases obligations	—	(389)
Repurchase of common stock	—	(7,708)
Restricted stock vesting, net of shares withheld	(5,304)	—
Net cash used in financing activities	(5,304)	(8,097)
Effect of exchange rates on cash and cash equivalents	602	—
Net change in cash, cash equivalents and restricted cash	(30,522)	(43,266)
Cash, cash equivalents and restricted cash – beginning of year	195,513	281,923
Cash, cash equivalents and restricted cash – end of period	$164,991	$238,657

Supplemental cash disclosures
Cash paid for interest	$6,646	$6,668
Cash paid for taxes, net of refunds received	$100	$51
Supplemental non-cash disclosures
Purchases of property and equipment included in accounts payable	$40	$55
Asset acquisition consideration included in other accruals and liabilities	$610	$—
Stock-based compensation capitalized in software development costs	$—	$143

Firy Inc.
Reconciliation of GAAP Net Loss to Adjusted EBITDA Loss (Unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net loss	$(24,475)	$(17,922)	$(35,420)	$(35,064)
Interest expense, net of interest income	2,424	1,321	4,704	2,392
Stock-based compensation	7,019	4,362	9,776	9,912
Depreciation and amortization	995	194	1,711	361
Provision for (benefit from) income taxes	96	(19)	170	20
Other expense (income), net	388	637	229	1,196
Gain from litigation settlement(1)	—	—	(7,500)	(7,500)
Adjusted EBITDA loss	$(13,553)	$(11,427)	$(26,330)	$(28,683)
Litigation expense	10,879	4,522	16,512	10,177
Adjusted EBITDA loss, less litigation expense	$(2,674)	$(6,905)	$(9,818)	$(18,506)
(1) For the six months ended June 30, 2026 and 2025, amount includes gain on litigation settlement with AviaGames.

Firy Inc.
Reconciliation of GAAP to Non-GAAP Operating Expenses (Unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Research and development	$6,888	$4,840	$11,951	$9,658
Less: stock-based compensation	(503)	(250)	(641)	(499)
Non-GAAP research and development	$6,385	$4,590	$11,310	$9,159

Sales and marketing	$13,592	$16,431	$30,875	$34,436
Less: stock-based compensation	(286)	(690)	(647)	(1,872)
Non-GAAP sales and marketing	$13,306	$15,741	$30,228	$32,564

General and administrative	$28,168	$16,706	$47,580	$35,789
Less: stock-based compensation	(6,230)	(3,422)	(8,488)	(7,538)
Non-GAAP general and administrative	$21,938	$13,284	$39,092	$28,251

Firy Inc.
Supplemental Financial Information (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Gross marketplace volume (“GMV”) (000s)(1)	$135,594	$136,590	$277,682	$263,075
Paying monthly active users (“PMAUs”) (000s)(2)	117	146	122	135
Monthly active users (“MAUs”) (000s)(3)	349	748	371	756
Average GMV per PMAU(4)	$386.0	$311.8	$378.3	$324.8
Average GMV per MAU(5)	$129.6	$60.9	$124.9	$58.0
Average revenue per PMAU (“ARPPU”)(6)	$59.1	$62.8	$55.0	$62.5
Average revenue per MAU (“ARPU”)(7)	$19.9	$12.3	$18.2	$11.2
PMAU to MAU ratio	34%	19%	33%	18%
Average end-user incentives, included as sales and marketing expense, per PMAU(8)	$19	$25	$20	$25
Average end-user incentives, included as sales and marketing expenses, per MAU(9)	$6	$5	$7	$4

(1) “Gross Marketplace Volume” or “GMV” means the total entry fees paid by users for contests hosted on Skillz’ platform. Total entry fees include entry fees paid by end-users using cash deposits, prior winnings from end-users’ accounts that have not been withdrawn, and end-user incentives used to enter paid entry fee contests.
(2) “Paying Monthly Active Users” or “PMAUs” means the number of end-users who entered into a paid contest hosted on Skillz’ platform at least once in a month, averaged over each month in the period.
(3) “Monthly Active Users” or “MAUs” means the number of playing end-users who entered into a paid or free contest hosted on Skillz’ platform at least once in a month, averaged over each month in the period.
(4) “Average GMV per PMAU” means the average GMV in a given month divided by PMAUs in that month, averaged over the period.
(5) “Average GMV per MAU” means the average GMV in a given month divided by MAUs in that month, averaged over the period.
(6) “Average Revenue per PMAU” or “ARPPU” means the average revenue in a given month divided by PMAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.
(7) “Average Revenue per MAU” or “ARPU” means the average revenue in a given month divided by MAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.
(8) Amount reflects the average end-user incentives included in sales and marketing expense in a given month divided by PMAUs in that month, averaged over the period.
(9) Amount reflects the average end-user incentives included in sales and marketing expense in a given month divided by MAUs in that month, averaged over the period.